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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2000


                                 SPIGADORO, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                        001-15617         13-3920210
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(State or other jurisdiction   (Commission     (I.R.S. Employer
    of incorporation)          File Number)   Identification No.)


70 East 55th Street, New York, New York                    10022
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 754-4271

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           Former name or former address, if changed since last report


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Exhibit 23. Consent of Reconta Ernst & Young S.P.A.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      SPIGADORO, INC.



                                      By: /s/ Klaus Grissemann
                                          -------------------------------
                                          Klaus Grissemann
                                          Chief Financial Officer

Date:  July 17, 2000











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                                  Exhibit Index

Exhibit No.        Description
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    23             Consent of Reconta Ernst & Young S.p.A.











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